Exhibit 10.2

THE SECURITIES WHICH ARE REPRESENTED BY THIS INSTRUMENT, AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN OR WILL BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITII A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER SUCH STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS.

                          GlobeTel Communications Corp.

                         12% Convertible Promissory Note

                              Due November __, 2003

$125,000                                                      November ___, 2002

      GlobeTel Communications Corp., a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to_____________, a ________ corporation with its principal place of business at _________________, (the "Holder"), on the ___ day of November, 2003 the principal amount of One Hundred Twenty-Five Thousand dollars ($125,000) and to pay interest on such principal amount as set forth below.

1. Interest. The Company shall pay monthly interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid portion of the principal amount of this Note from the date hereof at the rate of 12% per annum until such unpaid portion of such principal amount shall have been paid in full. Both the principal hereof and interest hereon are payable at the principal office of the Holder located at _______________ in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

2. Conversion.

      (a) This Note shall be convertible into shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") at the Conversion Price as defined below, and subject to the limitation on conversion in Section 2(b), at the option of the Holder in whole or in part, at any time, commencing on the 60th day after the date the registration statement to be filed pursuant to the registration rights agreement described in Section 7 shall have become effective. The Holder shall effect conversions by surrendering the Note to be converted to the Escrow

Agent, together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"). Each Notice of Conversion shall specify the principal amount to be converted, and the date on which such conversion is to be effected (the "Conversion Date"). Each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount of this Note, the Company shall deliver to the Holder a new Note for such principal amount as has not been converted within two (2) business days of the Conversion Date.

      (b) Notwithstanding anything in this Note to the contrary, until the first day of the month preceding the maturity date of this Note, the Holder and all other holders of convertible promissory notes of like tenor except for the date of issuance may not, during any thirty-day period, convert more than the greater of $150,000 in principal amount of notes. The limitation set forth in this
Section 2(b) shall apply on a "first-come first-served" basis. In the event that more than one Holder shall elect to convert all or a portion of the Notes held by the Holder, and the aggregate amount to be converted by such Holders would exceed the limitation set forth in this Section, 2(b) this limitation shall be applied pro rata based upon the principal amount for which each such Holder has submitted a notice of conversion.

      (c) Not later than two (2) business days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of this Note and
(ii) a new Note in principal amount equal to the principal amount of this Note not converted; provided, however that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of this Note, until either this Note is delivered for conversion to the Company or the Holder notifies the Company that such Note has been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Company to indemnify the Company from any loss incurred by it in connection therewith, and provided further, that if at the time of delivery of the certificate or certificates referred to above there is not an effective registration statement covering resale of the shares being acquired upon conversion of the Note, then such certificate or certificates shall bear an appropriate legend referring to the registration requirements of the Securities Act of 1933.

      (d) Conversion Price.

            (i) The Conversion Price for this Note in effect on any Conversion Date shall be the lesser of (X) $0.20 (the "Fixed Conversion Price") or (Y) seventy-five percent (75%) of the Per Share Market Value price as of the close of business on the Conversion Date.

            (ii) If the Company, at any time while this Note is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or
(d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Fixed Conversion Price then in effect shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of

Common Stock outstanding after such event. Any adjustment made pursuant to this
Section 2(d)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            (iii) If the Company, at any time while this Note is outstanding, shall issue or sell shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock, (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value of Common Stock at the issue date mentioned below, the Fixed Conversion Price then in effect shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 2(d)(iii) if any such right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price then in effect shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 2(d) after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

            (iv) If the Company, at any time while this Note is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 2(d)(iii) above) then in each such case the Conversion Price at which this Note shall thereafter be convertible shall be determined by multiplying the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the Holder; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            (v) All calculations under this Section 2 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

            (vi) Whenever the Fixed Conversion Price is adjusted pursuant to
Section 2(d)(ii), 2(d)(iii) or 2(d)(iv), the Company shall within two (2) days after the determination of the new Fixed Conversion Price mail and fax to the Holder, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

            (vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to convert such Note only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert this Note and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Note could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such reclassification, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section 2(d)(vii) upon any conversion following such reclassification, consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

            (viii) If:

                  (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                  (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                  (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                  (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                  (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be mailed and faxed to the Holder of this Note, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

      (e) If at any time conditions shall arise by reason of action or inaction taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder, the Company shall, at least thirty
(30) calendar days prior to the effective date of such action, mail and fax a written notice to the Holder of this Note briefly describing the action contemplated and the material adverse effects of such action on the rights of such Holder and an Appraiser selected by the Holders shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 2), of the Fixed Conversion Price (including, if necessary, any adjustment as to the securities into which this Note may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holder; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Fixed Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Fixed Conversion Price to more than the Fixed Conversion Price then in effect.

      (f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 2(d) and 2(e) hereof) upon the conversion of the aggregate principal amount of this Note. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

      (g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing Holder an additional full share of Common Stock.

      (h) The issuance of certificates for shares of Common Stock on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      (i) The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 2 by the Company. Without limiting the generality of the foregoing, the Company

            (i) will not increase the par value of any shares of stock receivable upon the conversion of this Note above the principal amount of such Note then convertible into one share of such stock and

            (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of capital stock upon the conversion in full of this Note from time to time outstanding.

3. Prepayment. The Company may prepay all or any part of the principal amount of this Note at any time prior to maturity upon not less than 15 days' written notice to the Holder. However, delivery of a notice of prepayment shall not affect the right of the Holder to convert all or any part of the amount to be prepaid in accordance with the terms of this Note by delivering notice of conversion prior to the date fixed for prepayment, and in that event the notice of prepayment shall be ineffective as to the principal amount to be so converted.

4. Definitions.

      (a) The term "capital stock" shall mean stock of any class of a corporation.

      (b) The term "Escrow Agreement" shall mean the Escrow Agreement of even date herewith, and the Company, Raice Paykin & Krieg LLP as escrow agents and the Holder pursuant to which the Company has deposited with such escrow agents certificates evidencing an aggregate of 60 million shares which may be issued upon conversion of this Note and other notes of like tenor.

      (c) The term "Escrow Agent" shall mean Raice Paykin & Krieg LLP as escrow agents under the Escrow Agreement.

      (d) The term "Event of Default" shall mean any event specified in Section 6 of this Note, continued for the period of time, if any, therein designated.

      (e) The term "Person" shall mean a corporation, an association, a partnership, an organization, a business, an individual or a governmental or political subdivision thereof or any governmental agency or other entity.

      (f) The term "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on The Over-The-Counter Bulletin Board, the OTC Bulletin Board (oOTCBB") or other stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the last bid price on such exchange on the date nearest preceding such date, or (b) if the Common Stock is not listed on OTCBB or any stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the NASD at the close of business on such date, or (c) if the Common Stock is not quoted by the NASD, the closing bid price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), in each case as reported by Bloomberg Financial Markets, or if not available, a comparable reporting service chosen by the Company reasonably acceptable to the Holder, or (d) if the Common Stock is no longer publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holder; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

5. Covenants. The Company further covenants and agrees that so long as this Note is outstanding:

      (a) The Company will duly and punctually pay or cause to be paid the principal and interest to become due in respect of this Note according to the terms thereof, at the place hereinabove specified.

      (b) The Company will maintain an office or agency at 444 Brickell Ave., Suite 522, Miami Fl. 33131(or any other place as the Company may designate by notice in writing to the holder hereof) where notices, presentations, and demands to or upon the Company in respect of this Note may be given or made.

      (c) If any one or more of the Events of Default specified in section 6 hereof shall occur, the Company will at once give notice to the Holder, specifying the nature of the Event of Default.

      (d) If a default or any event of default as defined in any mortgage, indenture or instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company for borrowed money, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness's becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, the Company will at once give notice thereof to the Holder.

      (e) The Company will give not less than 30 days written notice to the Holder prior to

            (i) declaring or paying any dividend (other than dividends payable in shares of Common Stock of the Company) upon its capital stock, or

            (ii) making, or permitting any subsidiary to make, any distribution upon, or redeeming or acquiring for value, any shares of the Company's capital stock, except shares acquired upon conversion thereof into or in exchange for other shares of capital stock of the Company or

            (iii) permitting a subsidiary to purchase, redeem or otherwise acquire or retire for value any shares of capital stock of the Company.

6. Default.

      (a) If one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) default in the due and punctual payment of the principal of this Note when and as the same shall become due any payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

            (ii) default in the payment of any installment of interest on this Note and continuance of such default for a period of 5 days; or

            (iii) the Company's default in any payment of principal of or premium, if any, or interest on any other obligation for borrowed money (or any obligation under conditional sale or other title retention agreement or any obligation issued or assumed as full or partial payment for property whether or not secured by purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit or any obligation for the payment of rent under any lease covering real or personal property) beyond any period of grace provided with respect thereto or default in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any default under any such agreement shall occur and be continuing) if the effect of such default is to cause such obligation to become due prior to its stated maturity; or

            (iv) the Company's default in the performance or observance of any other agreement, terms or condition contained herein if such default shall not have been remedied within 30 days after written notice thereof shall have been given to the Company by the Holder; or

            (v) the Company's making an assignment for the benefit of creditors or admitting in writing its inability to pay its debts generally as they become due; or

            (vi) the entry of an order, judgment or decree adjudicating the Company or any subsidiary bankrupt or insolvent; or

            (vii) the Company's petitioning or applying to any tribunal for the appointment of a trustee or receiver of the Company within the meaning of the Securities Act, or of any substantial part of the assets of the Company, or commencing any proceedings (other than proceedings for the voluntary liquidation and dissolution of a subsidiary) relating to the Company or a subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect; or

            (viii) the filing of any such petition or application, or the commencement of any such proceedings, against the Company, if the Company by any act indicates its approval thereof, consent or acquiescence therein, or the entry of an order, judgment or decree appointing any such trustee or receiver, or approving the petition in any such proceedings, if such order, judgment or decree remains unstayed and in effect for more than 60 days; or

            (ix) the Company's taking any corporate action for the purpose of effecting any of the actions set forth in clauses (v) through (viii) of this subsection 6(a); or

            (x) the entry of any order, judgment, or decree in any proceedings against the Company or any subsidiary within the meaning of the Securities Act decreeing the dissolution of the Company if such order, judgment or decree remains unstayed and in effect for more than 60 days; or

            (xi) the entry of any order, judgment or decree in any proceedings against the Company or any subsidiary decreeing a split-up of the Company which requires the divestiture of a substantial part of the consolidated assets of the Company and its subsidiaries, or the divestiture of the stock of a subsidiary if such order, judgment or decree remains unstayed and in effect for more than 60 days;

then and in each and every such case, so long as such Event of Default shall not have been remedied, Holder by notice in writing to the Company, may declare the principal of all this Note then outstanding and the interest accrued thereon if not already due and payable, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable anything in this Note contained to the contrary notwithstanding.

7. Registration Rights. This Note is the Note referred to in, and is entitled to the benefit of, a Registration Rights Agreement of even date herewith.

8. Miscellaneous.

      (a) If default be made in any payment of principal of or interest on this Note, the Company will, to the extent that it may lawfully promise so to do, pay to the Holder such further amount as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys of such holders for all services rendered in that connection.

      (b) Each Note is issued upon the express condition, to which each successive holder expressly assents and by receiving the same agrees, that no recourse under or upon any obligation, covenant or agreement of this Note, or for the payment of the principal of or the interest on, a Note, or for any claim based on a Note, or otherwise in respect hereof, shall be had against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, whether by virtue of the constitution, statute or rule of law or by any assessment or penalty or otherwise howsoever, all such individual liability being hereby expressly waived and released as a condition of and as a part of the consideration for the execution and issue of this Note; provided, however, that nothing herein shall prevent enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of capital stock not fully paid.

      (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of any such
Note if mutilated, the Company will make and deliver a new Note of like tenor in lieu of any such Note so lost, stolen destroyed or mutilated. Any new Note made and delivered in accordance with the provisions of this subsection 8(c) shall be dated as of the date from which unpaid interest has then accrued on the Note so lost, stolen, destroyed or mutilated.

      (d) Any notice or demand which by any provision of this Note is required or provided to be given or served to or upon the Company shall be deemed to have been sufficiently given or served for all purposes by being sent as registered mail, postage prepaid, addressed to the Company at its office maintained pursuant to subsection 5(b) of this Note.

      (e) No course of dealing between the Company and the Holder or any delay on the part of the holder in exercising any rights under a Note shall operate as a waiver of any rights of any Holder.

9. Multiple Holders. If at any time there shall be more than one Holder of this Note, any action required or permitted to be taken by the Holder, including without limitation acceleration of this Note and waiver of any default under this Note, may be taken by those Persons holding a majority in principal amount of this Note outstanding.

10. New York Law. This Note shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law, and cannot be changed, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of any change, discharge or termination is sought.

11. Binding Effect. This Note and all of the covenants, stipulations, promises and agreements of the Company herein shall be binding upon the successors and assigns of the Company, if any, whether or not so expressed in any provision hereof.

      IN WITNESS WHEREOF, GlobeTel Communications Corp. has caused this Note to be signed in its corporate name by its President and to be dated the day and year above written.

                                            GlobeTel Communications Corp.


                                        By: _____________________________
                                            Timothy Huff, CEO

To GlobeTel Communications Corp.:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof below designated, into shares of Common Stock of GlobeTel Communications Corp. (or other securities or property into which it may become convertible) in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and this Note representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated: ____________, 200__.


                                        ________________________________________
                                                      Signature

Fill in for registration of shares and Note.

_____________________________________
           (name)

_____________________________________
           (address)

Please print name and address (including zip code)

                   Tax Identification   Principal Amount
                   Number               to be Converted:

                   __________________   $ ______________